UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report:  October 18, 2007
(Date of earliest event reported)


 Greenwich Capital Commercial Funding Corp. Commercial Mortgage Trust 2007-GG11
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                         (Exact name of issuing entity)

                   Greenwich Capital Financial Products, Inc.
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               (Exact name of sponsor as specified in its charter)

                         Goldman Sachs Mortgage Company
                         ------------------------------
               (Exact name of sponsor as specified in its charter)

                   Greenwich Capital Commercial Funding Corp.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-131400-03              06-1565524
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(State or other jurisdiction      (Commission File No.)         (IRS Employer
     of incorporation)                                       Identification No.)

    600 Steamboat Road, Greenwich CT                                  06830
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(Address of principal executive offices)                           (Zip Code)


Registrant's Telephone Number, including area code  (203) 625-7200
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          (Former name or former address, if changed since last report)


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      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01   Other Events.

On October 30, 2007, a single series of mortgage pass-through certificates, entitled Greenwich Capital Commercial Funding Corp., Commercial Mortgage Pass-Through Certificates, Series 2007-GG11 (the "Certificates"), was issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, and dated as of October 1, 2007, among Greenwich Capital Commercial Funding Corp., as depositor (the "Registrant"), Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer and LaSalle Bank National Association, as trustee, paying agent and certificate registrar. The Certificates consist of 28 classes (each, a "Class") of Certificates, thirteen of which Classes are designated as the "Class A-1 Certificates," the "Class A-2 Certificates," the "Class A-3 Certificates," the "Class A-AB Certificates" the "Class A-4 Certificates," the "Class A-1-A Certificates," the "Class A-M Certificates," the "Class A-J Certificates," the "Class B Certificates," the "Class C Certificates," the "Class D Certificates," the "Class E Certificates" and the "Class F Certificates" (collectively, the "Offered Certificates"); and fifteen of which Classes are designated as the "Class G Certificates," the "Class H Certificates," the "Class J Certificates," the "Class K Certificates," the "Class L Certificates," the "Class M Certificates," the "Class N Certificates," the "Class O Certificates," the "Class P Certificates," the "Class Q Certificates," the "Class S Certificates," the "Class XP Certificates," the "Class XC Certificates," the "Class "R-I Certificates" and the "Class R-II Certificates" (collectively, the "Non-Offered Certificates"). The Certificates evidence in the aggregate the entire beneficial ownership in a trust fund (the "Trust Fund") consisting primarily of 122 commercial or multifamily mortgage loans (the "Mortgage Loans") having an aggregate principal balance as of the Cut-Off Date of approximately $2,687,257,031. Each Mortgage Loan is secured by a mortgage lien on a fee or leasehold interest in an income producing property. Certain of the Mortgage Loans (the "GCFP Mortgage Loans") were acquired by the Registrant from Greenwich Capital Financial Products Inc. ("GCFP") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2007 (the "GCFP Mortgage Loan Purchase Agreement"), between the Registrant and GCFP, and certain of the Mortgage Loans (the "GSMC Mortgage Loans") were acquired by the Registrant from Goldman Sachs Mortgage Company ("GSMC") pursuant to a Mortgage Loan Purchase Agreement, dated as of October 1, 2007 (the "GSMC Mortgage Loan Purchase Agreement"), between the Registrant and GSMC. The source of funds for payment of the purchase price for the Mortgage Loans paid by the Registrant to GCFP and GSMC was derived from the sale of Certificates by the Registrant to Credit Suisse Securities (USA) LLC ("CS"), Goldman, Sachs & Co. ("GS&Co"), Greenwich Capital Markets, Inc. ("GCM") J.P. Morgan Securities Inc. ("JPM"), Merrill Lynch, Pierce, Fenner & Smith Incorporated ("ML") and Morgan Stanley & Co. Incorporated ("MS") pursuant to the Underwriting Agreement attached hereto as Exhibit 1.1, dated October 18, 2007, among the Registrant, CS, GS&Co, GCM, JPM, ML and MS (pertaining to the Offered Certificates) and a Certificate Purchase Agreement, dated October 18, 2007, among the Registrant, Greenwich and GS&Co (pertaining to the Non-Offered Certificates, certain of which were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) of that Act). On October 30, 2007, the Registrant transferred the Mortgage Loans to the Trust Fund pursuant to the Pooling and Servicing Agreement. The consideration received by the Registrant in exchange for the transfer of such Mortgage Loans consisted of the Certificates. The Offered Certificates and the Mortgage Loans are more particularly described in the Free Writing Prospectus, dated October 9, 2007, the Prospectus Supplement, dated October 18, 2007, and the Prospectus, dated February 12, 2007, each as previously filed with the Securities and Exchange Commission.

      Capitalized terms used but not otherwise defined herein have the meanings set forth in the Prospectus Supplement.

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ITEM 9.01.  Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c) Shell Company Transactions - Not Applicable

(d) Exhibits

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Item 601(a) of
Regulation S-K
Exhibit No.         Description
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(1.1)               Underwriting Agreement, dated October 18, 2007 (the
                    "Underwriting Agreement"), between Credit Suisse Securities
                    (USA) LLC, Goldman, Sachs & Co., Greenwich Capital Markets,
                    Inc., J.P. Morgan Securities Inc., Merrill Lynch, Pierce,
                    Fenner & Smith Incorporated and Morgan Stanley & Co.
                    Incorporated, relating to the sale of the Publicly Offered
                    Certificates by the Depositor to the Underwriters.

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(4.1)               Pooling and Servicing Agreement, dated as of October 1,
                    2007, among Greenwich Capital Commercial Funding Corp., as depositor, Wachovia Bank, National Association, as master servicer, LNR Partners, Inc., as special servicer, and LaSalle Bank, National Association, as trustee.
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(99.1)              Mortgage Loan Purchase Agreement, dated as of October 1,
                    2007, between Greenwich Capital Financial Products, Inc., as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.
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(99.2)              Mortgage Loan Purchase Agreement, dated as of October 1,
                    2007, between Goldman Sachs Mortgage Company, as mortgage loan seller, and Greenwich Capital Commercial Funding Corp., as purchaser.
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


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENWICH CAPITAL COMMERCIAL
                                        FUNDING CORP.

Date: November 13, 2007

                                      By: /s/ Andrew Snow
                                          ---------------
                                      Name:  Andrew Snow
                                      Title: Senior Vice President

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                                  Exhibit Index

Item 601(a) of
Regulation S-K                                                   Paper (P) or
Exhibit No.         Description                                  Electronic (E)
-----------         -----------                                  --------------

1.1                 Underwriting Agreement                       E

4.1                 Pooling and Servicing Agreement              E

99.1                GCFP Mortgage Loan Purchase Agreement        E

99.2                GSMC Mortgage Loan Purchase Agreement        E